UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: July 20, 2011

American Airlines, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-2691	13-1502798
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd. Fort Worth, Texas		76155
(Address of principal executive offices)		(Zip code)

(817) 963-1234

(Registrant’s telephone number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

American Airlines, Inc. (the Company) is furnishing herewith a press release issued on July 20, 2011 by its parent company, AMR Corporation (AMR), as Exhibit 99.1, which is included herein. This press release was issued to report the Company’s second quarter 2011 results and other items.

Item 8.01	Other Events

The Company is furnishing herewith a press release issued on July 20, 2011 by AMR as Exhibit 99.2, which is included herein, and a related presentation, which is attached as Exhibit 99.3 to this Form 8-K, announcing an aircraft order by American Airlines, Inc.

The Company is also furnishing herewith a press release issued on July 20, 2011 by AMR as Exhibit 99.4, which is included herein, announcing the Company’s intent to move forward with the divestiture of American Eagle Holding Corporation (AMR Eagle).

Information in these Items 2.02 and 8.01, including Exhibits 99.1 through 99.4, are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1	Press Release of AMR dated July 20, 2011 – Second Quarter 2011 Earnings

Exhibit 99.2	Press Release of AMR dated July 20, 2011 – Aircraft Order

Exhibit 99.3	Slide Presentation – Aircraft Order

Exhibit 99.4	Press Release of AMR dated July 20, 2011 – AMR Eagle Divestiture Intent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated: July 20, 2011

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release of AMR dated July 20, 2011 – Second Quarter 2011 Earnings

99.2	Press Release of AMR dated July 20, 2011 – Aircraft Order

99.3	Slide Presentation – Aircraft Order

99.4	Press Release of AMR dated 20, 2011 – AMR Eagle Divestiture Intent